UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 17, 2008 (January 16, 2008)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2425 Olympic Boulevard 3rd Floor Santa Monica, California	90404

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (310) 315-5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 16, 2008, Standard and Poor’s Ratings Services (“S&P”) issued a press release affirming its average sub-prime mortgage servicer rating on Fremont General Corporation’s wholly-owned bank subsidiary, Fremont Investment & Loan (“FIL”) and removing FIL from CreditWatch with negative implications. S&P also announced that FIL’s outlook is stable. A copy of the S&P press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release issued by S&P, dated January 16, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION

Date: January 17, 2008
	By:	/s/ David S. DePillo

	Name:	David S. DePillo
	Title:	Vice-Chairman and President

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press Release issued by S&P, dated January 16, 2008